UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

CELGENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit NJ	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2009, Celgene Corporation (the “Company”) announced the election of Carrie S. Cox to the Company’s Board of Directors (the “Board”), effective December 16, 2009. Ms. Cox is an experienced corporate director with a distinguished career in global healthcare. She has served as executive vice president and president of Schering-Plough’s Global Pharmaceutical Business. Before joining Schering-Plough, Ms. Cox served as executive vice president and president of Pharmacia Corporation’s Global Prescription Business.

As a Board member, Ms. Cox will receive an annual fee of $60,000. In addition, under the Company’s 2008 Stock Incentive Plan, on December 16, 2009, the Company granted to Ms. Cox a non-qualified option to purchase 25,000 shares of the Company’s common stock. The option will vest in four equal annual installments commencing on the first anniversary of the date of grant.

Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing the election.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2009, the Board approved and adopted an amendment to the Company’s bylaws (the “Amendment”) to provide for the election of directors by majority voting in uncontested elections rather than by plurality voting. Plurality voting is retained for contested elections. The Amendment took effect upon adoption by the Board.

In connection with the Amendment, the Board also adopted a policy in furtherance of the majority voting principles of the Amendment. Under the Board’s policy, in uncontested elections, an incumbent director nominee who does not receive the required votes for re-election is expected to tender his or her resignation to the Board. The Nominating and Governance Committee will recommend to the Board whether to accept or reject the tendered resignation within 90 days after certification of the election results and the Board will act on the committee’s recommendation. The Company will promptly disclose the Board’s decision regarding whether to accept the tendered resignation (or, if applicable, the reason for rejecting the tendered resignation).

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment to the Company’s Bylaws

99.1	Press Release dated December 16, 2009 announcing the election of Carrie S. Cox to the Company’s Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

	By:	/s/ David W. Gryska
Date: December 17, 2009		David W. Gryska
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to the Company’s Bylaws
99.1	Press Release dated December 16, 2009 announcing the election of Carrie S. Cox to the Company’s Board of Directors